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                            EXCHANGE BANCSHARES, INC.
                                 237 Main Street
                             Luckey, Ohio 43443-0177
                            Telephone: (419) 833-3401



                                 PROXY STATEMENT


This Proxy Statement is furnished by the Board of Directors and Management of Exchange Bancshares, Inc. (the "Company"), the sole shareholder of The Exchange Bank (the "Bank"), in connection with the solicitation of proxies to be voted at the Company's 2001 Annual Meeting of Shareholders, which will be held following a 6:30 p.m. dinner for the shareholders on Wednesday, May 16, 2001 at Eastwood High School, 4900 Sugar Ridge Road, Pemberville, Ohio, 43450, (the "Meeting").

The close of business on March 15, 2001 has been designated as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting. As of that date, 585,503 shares of the Company's Common Stock, par value $5.00 per share, were issued and outstanding. Each shareholder will be entitled to one vote for each share of Common Stock registered in his or her name on the books of the Company on the close of business on March 15, 2001 on all matters that come before the Meeting.

Any proxy delivered pursuant to this solicitation may be revoked, at the option of the person executing the proxy, at any time before it is exercised by delivering a signed revocation to the Company, by submitting a later-dated proxy, or by attending the meeting in person and casting a ballot. If proxies are signed and returned without voting instructions, the shares represented by the proxies will be voted as recommended by the Board of Directors.

A majority of the voting power of the Company must be represented at the Meeting in person or by proxy to form a quorum for the transaction of business. Abstentions and broker nonvotes on any proposal are voted neither "for" nor "against" the proposal. Whereas abstentions on any proposal are counted in the determination of a quorum for that proposal, broker nonvotes are not so counted.

The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone by regular employees of the Company. The Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expense in sending proxy materials to their principals and obtaining their proxies. The approximate date on which this Proxy Statement and enclosed form of proxy has been first mailed to shareholders is April 12, 2001.

The Annual Report of the Company for the fiscal year ended December 31, 2000 is enclosed with this Proxy Statement.

                              ELECTION OF DIRECTORS

GENERAL
-------

     The Articles of Incorporation of the Company provide that the Board of Directors shall be divided into three (3) classes with three (3) directors in each class and with the term of office of only one class expiring in each year. At each annual meeting of shareholders, Directors chosen to succeed those whose terms have then expired are elected for a term of office expiring at the third succeeding annual meeting of the shareholders after their election. The Company currently has nine (9) Directors, with three (3) Directors in Class III with terms expiring in 2001, three (3) Directors in Class I with terms expiring in 2002, and three (3) Directors in Class II with terms expiring in 2003.

ELECTION  OF  DIRECTORS  IN  CLASS  III
---------------------------------------

     The terms of office of Joseph R. Hirzel, Rolland I. Huss, and Marion Layman, the three (3) Directors in Class III, will expire at the 2001 annual meeting of shareholders upon the election and qualification of their successors. Mr. Hirzel, Mr. Huss, and Mr. Layman have all been nominated by the Board of Directors to serve additional three (3) year terms. Under Section 1.12 of the Company's Code of Regulations, shareholders desiring to nominate a candidate for election as Directors must deliver a written statement to the Board of Directors setting forth the candidate's name, qualification and background not less than sixty (60) days prior to the meeting in question. No additional nominations have been received for the 2001 annual meeting.

     Additional information concerning Mr. Hirzel, Mr. Huss and Mr. Layman, and the continuing Directors of the Company is provided below. The Board of Directors and Management recommend that you vote FOR the election of such nominees as Class III Directors of the Company. In the event that any of these nominees should be unable to serve once elected, which is not anticipated, the proxy committee, which consists of A. John Moore, Sharon Hoffman, and Jeffrey Cross, will vote for such other person or persons for the office of Director as the Board of Directors may recommend.

     In the election of directors, shareholders do not have cumulative voting rights. Without cumulative voting, the total number of votes that may be cast for any nominee may not exceed the number of shares that the shareholder is authorized to vote at the meeting. The persons receiving the greatest number of votes will be elected as Directors. Only votes in favor of a candidate are counted for such purpose, without any reduction for votes withheld from or cast against the particular candidate.

INFORMATION  REGARDING  NOMINEES  AND  CONTINUING  DIRECTORS
------------------------------------------------------------

     The following table provides certain information concerning the background and share ownership of the Class III nominees and the continuing Directors of the Company, as well as the share ownership of all directors and executive officers of the Company.

     Name of Nominee                    Principal Occupation                            Beneficial
      or Continuing                         During Past               Director         Ownership of        % of
        Director            Age             Five Years                 Since           Common Stock        Class
     --------------         ---             ----------                 -----           ------------        -----
                                                                                             2
                                                                                             -
CLASS III - CONTINUING DIRECTORS   TERM EXPIRES IN 2001
Joseph R. Hirzel            63           Corporate Secretary of        1989 (1)           2,626 (4)         0.45%
                                         Hirzel Canning Co.

Rolland I. Huss             71           Farm Owner and Operator       1977 (1)          29,235 (6)         4.99%

Marion Layman               75           Chairman, The Exchange Bank   1962 (1)          14,817 (7)         2.53%
                                         and Chairman, President,
                                         and CEO of Exchange
                                         Bancshares, Inc.

CLASS I CONTINUING DIRECTORS   TERM EXPIRES IN 2002

Donald P. Gerke             58           Educator                      1994               3,824 (9)         0.65%

David G. Marsh              46           Funeral Director              1993 (1)             407 (8)         0.07%

Edmund J. Miller            58           Television Broadcasting       1995               2,848 (10)        0.49%
                                         Engineer

CLASS II CONTINUING DIRECTORS - TERM EXPIRES IN 2003

Cecil R. Adkins             72           Self Employed in              1989 (1)           2,446 (3)         0.42%
                                         Housing and developer

Norma J. Christen           71           Restaurant Owner              1996              22,795             3.89%

Donald H. Lusher            75           Owner and maintains           1970 (1)           3,271 (5)         0.56%


All Directors and Executive
Officers as a Group
(9 Persons)                                                                              82,269            14.05%


(1)     Directorships  were with the Bank alone until 1993 and with the Bank and the  Company  since  such  date.  Mr.  Marsh was elected to the Company
        Board in 1994.  Mr. Gerke and Mr. Miller were elected to the Company Board in 1995.  Mrs. Christen  was  elected  to  the Company Board in 1996. The reorganization of the Bank  as  subsidiary  of  the  Holding  Company  was completed January 3, 1994.
(2)     All  shares  are  held  of  record with sole voting and investment power unless otherwise indicated.  Beneficial ownership numbers are as of December
        31, 2000.
(3)     Includes  1,961  shares  jointly  owned  by  Mr.  Adkin's  wife.
(4)     Includes  176  shares  owned  by  Mr.  Hirzel's  wife.
(5)     Owned  jointly  with  Mr.  Lusher's  wife.
(6)     Includes  552 shares owned by Mr. Huss' wife and 80 shares owned jointly with  two  grandchildren.
(7)     Includes  5,388  shares  owned  by  Mr.  Layman's  wife.
(8)     Owned  jointly  with  Mr.  Marsh's  wife.
(9)     Includes  3,640  shares  owned  by  The  Gerke  Family  Trust.
(10)    Includes  493  owned  jointly with 2 children, 1,100 owned jointly with wife  and  273  owned  by  Mr.  Miller's  wife.

CECIL  R.  ADKINS

     Cecil R. Adkins has served on the Board of Directors of the Bank since 1989 and the Company since 1993. Mr. Adkins is self-employed in the manufactured housing industry and developing.

NORMA  J.  CHRISTEN

     Norma J. Christen has served on the Board of Directors of the Company since 1996. She has owned and operated a restaurant since 1983.

DONALD  H.  LUSHER

     Donald H. Lusher has served on the Board of Directors of the Bank since 1970 and the Company since 1993. Mr. Lusher owns and maintains real estate rental properties.

JOSEPH  R.  HIRZEL

     Joseph R. Hirzel has served on the Board of Directors of the Bank since 1989 and the Company since 1993. Mr. Hirzel is the Corporate Secretary of the Hirzel Canning Company and serves as Secretary and Treasurer of the Company.

ROLLAND  I.  HUSS

     Rolland I. Huss has served on the Board of Directors of the Bank since 1977 and the Company since 1993. Mr. Huss is a farm owner and operator and serves as Vice Chairman of the Company.

MARION  LAYMAN

     Marion Layman has served on the Board of Directors of the Bank since 1962 and the Company since 1993. Mr. Layman is Chairman of the Board of The Exchange Bank and Chairman, President and Chief Executive Officer of the Company.

DONALD  A.  GERKE

     Donald A. Gerke has served on the Board of Directors of the Bank since 1994 and the Company since 1995. Mr. Gerke is an educator, having taught high school mathematics and presently is a part time mathematics instructor at Bowling Green State University.

DAVID  G.  MARSH

     David G. Marsh has served on the Board of Directors of the Bank since 1993 and the Company since 1994. Mr. Marsh is president of Brossia-Marsh Funeral Home, Inc.

EDMUND  J.  MILLER

     Edmund J. Miller has served on the Board of Directors of the Company since 1995 and the Bank since 1996. Mr. Miller is a television broadcast engineer with Cosmos Broadcasting, WTOL television.

     No family relationships exist between the Company's Directors, nominees and executive officers. There are no arrangements or understandings between any Director or nominee and any other person concerning service or nomination as a Director.

                        EXECUTIVE OFFICERS OF THE COMPANY

                                                                                  Principal Occupation
Name                           Age              Position                         During Past Five Years
----                           ---              --------                         -----------------------
Marion Layman                  75        Chairman, President and        Chairman, President and Chief Executive
                                         Chief Executive Officer        Officer of The Exchange Bank and Chairman
                                                                        and President of Exchange Bancshares, Inc.

Rolland I. Huss                71        Vice Chairman                  Farm owner and farm operator

Joseph R. Hirzel               63        Secretary and Treasurer        Corporate Secretary of Hirzel Canning Co.

Executive Officers serve at the pleasure of the Board of Directors and until their successors are appointed. They have no definite terms of office.

                 BOARD  OF  DIRECTORS  MEETINGS  AND  COMMITTEES

     In the last fiscal year ended December 31, 2000, the Board of Directors met on 10 occasions. All of the directors attended at least 75% of such meetings. Directors receive $225 per meeting as compensation from the Company for their service on the Board of Directors of the Company. Each director of the Company also serves as a director of the Exchange Bank, the banking subsidiary of the Company, which meets on a twice-monthly basis, for which each is compensated at a rate of $225 per meeting attended.

     The Company has an Audit Committee that serves in a dual capacity as the Audit Committee of the Bank also. The members of the Audit Committee are David
G. Marsh, Norma J. Christen, and Mark S. Derkin who met a total of four times in 2000. All members of the Audit Committee are independent directors. The Audit Committee makes recommendations to the Board of Directors concerning the engagement of independent auditors, reviews with the independent auditors the plans and results of the audit, and reviews the adequacy of the Bank's internal accounting controls. The Board of Directors of the Company has adopted a written charter for the Audit Committee, which is attached to this proxy statement as Appendix A.

     The Bank also has an Investment Committee, Marketing Committee, Personnel Committee and an Asset Liability Committee. The Investment Committee, Marketing Committee and Personnel Committee each meet as needed, while the Asset Liability Committee meets twice each month.

     The Investment Committee met three times in 2000. This committee periodically reviews the composition of the Bank's investment portfolio, recommends investment strategies and ratifies activity within the Bank's investment portfolio. Committee members are Marion Layman, Chairman of the Investment Committee, Rolland L. Huss, Donald H. Lusher, Thomas J. Elder, President of the Bank and A. John Moore, Vice President and Chief Operations Officer.

     The Marketing Committee met four times in 2000. The committee directs and monitors the marketing program of the Company. The committee executes the directives of the full board through the development of new advertising initiates, market research surveys and business development programs. Committee members are Cecil R. Adkins, chairman of the Marketing Committee, Joseph R. Hirzel, Edmund J. Miller, Marion Layman, Mark S. Derkin, Bank Director, Thomas
J. Elder, President of the Bank and Charles M. Bailey, a Vice President of the Bank.

     The Personnel Committee met two times in 2000. This committee recommends basic wage and salary administration and reviews compensation arrangements and benefits for all officers. Committee members are Marion Layman, Chairman of the Personnel Committee, Cecil R. Adkins, Donald P. Gerke and Thomas J. Elder.

     The Asset Liability Committee met 24 times in 2000. The primary responsibility of this committee is the day-to-day monitoring of the Bank's financial position and the allocation of resources in order to maximize the return on assets while maintaining an adequate level of liquidity. The committee is comprised of eight operating officers of the Bank: Marion Layman, Thomas J. Elder, A. John Moore, Jerome Carpenter, Jeffrey Cross, John Kantner, Charles M. Bailey, Charles T. Barteck and one outside director on a rotating basis each calendar year.

                            AUDIT  COMMITTEE  REPORT

     The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC.

     The Audit Committee has reviewed and discussed the audited consolidated financial statements with management. The committee has also reviewed and discussed with Dixon, Francis, Davis and Company ("Dixon, Francis"), their independent auditors, the matters required to be discussed by SAS 61, as may be modified or supplemented.

The Audit Committee also has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee), as may be modified or supplemented and, as required, has discussed with Dixon, Francis its independence.

     Based on the foregoing discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000.

     This  report  has  been  provided  by  the  Audit  Committee:

                            David G. Marsh, Chairman
                                Norma J. Christen
                                 Mark S. Derkin

                             EXECUTIVE COMPENSATION

     The following table sets forth information as to the compensation paid or accrued by the Company or the Bank during 2000, 1999, and 1998 for Mr. Marion Layman, Chairman, President and Chief Executive Officer of the Company. No executive officer of the Company received compensation for services to the Company or the Bank during 1996 in excess of $100,000.

                                          SUMMARY COMPENSATION TABLE

                                                             Long Term                    All Other
                           Annual Compensation          Compensation Awards            Compensation (1)
                           --------------------         --------------------           ----------------

Name and Principal                                          Other Annual            Restricted
Position             Year         Salary         Bonus    Compensation(1)           Stock Award     Options
Marion Layman,       2000        $57,771.00       N/A           N/A                    N/A            N/A
Chairman, President  1999        $53,903.00       N/A           N/A                    N/A            N/A
and Chief Executive  1998        $50,525.07       N/A           N/A                    N/A            N/A
Officer

(1) No other compensation was provided to Mr. Layman for services to the Company or the Bank during 2000, 1999, or 1998 in amounts sufficient to require disclosure.



                             PRINCIPAL SHAREHOLDERS

     Under Section 13(d) of the Securities Exchange Act of 1934 and the rules promulgated thereunder, a beneficial owner of security is any person who directly or indirectly has or shares voting power or investment power over such security. Such beneficial owner under this definition need not enjoy the economic benefit of such securities. To the knowledge of Management, the only persons or entities who have beneficial ownership, directly or indirectly, of 5% or more of the Company's Common Stock are as follows:




Name and Address of            Beneficial Ownership
Beneficial Owner                of Common Stock (1)              Percent of Class
-------------------            --------------------              ----------------
Joanne R. Moran                    35,695 (2)                          6.10%
4912 Skelly Drive
Toledo, OH 43623


(1) All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial ownership numbers are as of December 31, 2000.
(2)     Includes  4,273  shares  owned  by  Mrs.  Moran's  husband.


          INDEBTEDNESS OF AND TRANSACTIONS WITH OFFICERS AND DIRECTORS

     The Bank has had and expects to have banking transactions in the ordinary course of business with Directors, officers and principal shareholders of the Company and the Bank and associates of such persons on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with unrelated third parties and that do not involve more than normal risk of collectability or present other unfavorable features. The Company and the Bank also have had and expect to have other transactions in the ordinary course of business with their Directors, officers, principal shareholders and their associates on the same terms as those prevailing at the same time for comparable transactions with unrelated third parties. There are no other transactions with officers and directors in excess of $60,000.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section  16(a)  of  the  Securities  and  Exchange Act of 1934 requires the
Company's officers and Directors and persons who own 10% or more of the Company's common shares to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Officers, Directors and 10% or greater shareholders are required by the Commission's regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file. The same requirements applied to officers, Directors, and 10% shareholders of the Bank prior to the holding company reorganization on January 3, 1994, except that such Form 3, 4 and 5 reports were previously filed with the Board of Governors of the Federal Reserve System.

            RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Bank has engaged the firm of Dixon, Francis, Davis and Company, independent certified public accountants, to report upon the financial statements included in the Annual Report submitted herewith. Representatives of said firm are not required or expected to be in attendance at the Annual Meeting. Other services performed for the Bank and the Company by Dixon, Francis, Davis and Company have included the preparation of the Company's federal income tax returns, the filing with the Board of Governors of the Federal Reserve System of all reports required under Regulation F of the Board of Governors, and assistance with the ongoing audit and control program of the Bank. The Company and the Bank have selected the firm of Dixon, Francis, Davis and Company to report upon their 2000 financial statements. The Board of Directors of the Company recommends that shareholders vote FOR the ratification of Dixon, Francis, Davis and Company as the Company's independent certified public accountants for the fiscal year ended December 31, 2001.

AUDIT  FEES
-----------

     The aggregate fees billed by Dixon, Francis for professional services rendered for the audit of the Company's financial statements for the most recent fiscal year were $73,000.

FINANCIAL  INFORMATION  SYSTEMS  DESIGN  AND  IMPLEMENTATION  AND OTHER SERVICES
--------------------------------------------------------------------------------

     The aggregate fees billed by Dixon, Francis for non-audit services and all other fees for services rendered to the Company for the most recent fiscal year were $22,000.

     The Audit Committee has considered and ultimately determined that the provision of any of the non-audit or other services provided by Dixon, Francis to the Company is compatible with maintaining Dixon, Francis' independence.

                                 OTHER BUSINESS

     The Board of Directors is not aware of any business to come before the Annual Meeting of the shareholders other than that described in the above Proxy Statement and Notice of Annual Meeting of Shareholders. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

        SHAREHOLDER PROPOSALS FOR PRESENTATION AT THE 2002 ANNUAL MEETING

     The Board of Directors requests that any shareholder proposals intended for presentation at the 2002 Annual Meeting be submitted to Marion Layman, President and Chief Executive Officer, in writing no later than March 1, 2002 for consideration for inclusion in the Company's proxy materials for such meeting.

                           AVAILABILITY OF FORM 10-KSB

     Upon written request of any shareholder of record of the Company, the Company will furnish without charge a copy of its Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission for its year ended December 31, 2000. All requests must be in writing and addressed to Joseph R. Hirzel, Secretary, Exchange Bancshares, Inc., P.O. Box 177, Luckey, Ohio 43443.

     By  Order  of  the  Board  of  Directors



                                   Marion  Layman,  Chairman,
                                   President  and  Chief  Executive  Officer

Luckey,  Ohio
April  12,  2001

                                    EXHIBIT A


                            EXCHANGE BANCSHARES, INC.
                             AUDIT COMMITTEE CHARTER

The Audit Committee ("the Committee"), of the Board of Directors of Exchange Bancshares, Inc. ("the Company"), will have the oversight responsibility, authority and specific duties as described below.

COMPOSITION

The Committee will be comprised of three or more directors as determined by the Board. The members of the Committee will meet the independence and experience requirements of the New York Stock (NYSE). The members of the Committee will be elected annually at the organizational meeting of the full Board held in June and will be listed in the annual report to shareholders. One of the members of the Committee will be elected Committee Chair by the Board.

RESPONSIBILITY

The Committee is a part of the Board. It's primary functions is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and (iii) the internal and external audit process. In addition, the Committee provides an avenue for communication between internal audit, the independent accountants, financial management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities.

While the Audit Committee has the responsibility and power set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's business conduct guidelines.

AUTHORITY

Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter of activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

MEETINGS

The Committee is to meet at least four times annually and as many additional times as the Committee deems necessary. Content of the agenda for each meeting should be cleared by the Committee Chair. The Committee is to meet in separate executive sessions with the chief financial officer, independent accountants and internal audit at least once each year and at other times when considered appropriate.

ATTENDANCE

Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chair may request that members of management and representative of the independent accountants and internal audit be present at Committee meetings.

SPECIFIC  DUTIES

In  carrying  out  its  oversight  responsibilities,  the  Committee  will:

1. Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable NYSE Audit Committee Requirements.

2. Review with the Company's management, internal audit and independent accountants the Company's accounting and financial reporting controls. Obtain annually in writing from the independent accountants their letter as to the adequacy of such controls.

3. Review of the Company's management, internal audit and independent accountants significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent accountants their judgments about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

4. Review the scope of internal audit's work plan for the year and receive a summary report of major findings by internal auditors and how management is addressing the conditions reported.

5. Review the scope and general extent of the independent accountant's annual audit. The Committee's review should include an explanation from the independent accountant's of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants should confirm to the committee that no limitations have been placed on the scope or nature of the audit procedures. The Committee will review annually with management the fee arrangement with independent accountants.

6. Inquire as to the independence of the accountants and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships between the independent accountants and the Company as contemplated by Independence Standard
       No. 1, Independence Discussions with  Audit  Committees.

7. Have a predetermined arrangement with the independent accountants that they will advise the Committee through its Chair and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification as required under standards for communication with Audit Committees is to be made prior to filing Forms 10-Q. Also receive a written confirmation provided by the independent accountants at the end of each of the first three quarters of the year that they have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues.

8. At the completion of the annual audit, review with management, internal audit and the independent accounts the following:

       The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders and on Form 10-KSB.

       Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.


       Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit.
       Inquire about the cooperation received by the independent accountants during their audit, including access to all requested records, data and information. Inquire of the independent accountants whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statement.

       Other communications as required to be communicated by the independent accounts by Statement of Auditing Standards (SFAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a written communication provided by the independent accountants concerning their judgment about the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments.

       If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-KSB.

9. After preparation by management and review by internal audit and independent accountants, approve the report required under SEC rules to be included in the Company's annual proxy statement. The charter is to be published as an as an appendix to the proxy statement every three years.

10. Discuss with the independent accountants the quality of the Company's financial and accounting personnel. Also elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.

11. Meet with management, internal audit and the independent accountants to discuss any relevant significant recommendations that the independent accounts may have, particularly those characterized as 'material' or 'serious'. Typically, such recommendations will be presented by the independent accountants in the form of a recommendations will be presented by the independent accountants in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review the responses of management to the Letter of Comments and Recommendations from the independent accountants and receive follow-up reports on action taken concerning the aforementioned recommendations.

12. Recommend to the Board the selection, retention or termination of the Company's independent accountants.

13. Review the appointment and replacement of the senior internal audit executive.

14. Review with management, internal audit and the independent accountants the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

15. Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company's general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

16. As the Committee may deem appropriate, obtain weight and consider expert advice as to Audit Committee related rules of the NYSE, Statements on Auditing Standards and other accounting, legal and regulatory provisions.



                            EXCHANGE BANCSHARES, INC.
                          237 MAIN STREET, P.O. BOX 177
                                  LUCKEY, OHIO



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To  the  Shareholders:

     Notice is hereby given that the Annual Meeting of Shareholders of Exchange Bancshares, Inc. will be held on Wednesday, May 16, 2001 at Eastwood High School, 4900 Sugar Ridge Road, Pemberville, Ohio following a dinner for shareholders to be held at 6:30 p.m.

     The  meeting  is  for  the  following  purposes:

1. To elect three Class III Directors of Exchange Bancshares, Inc., each for a three year term expiring in 2004.

2. To ratify the selection of Dixon, Francis, Davis and Company as the Company's independent certified public accountants for the fiscal year ending December 31, 2001.

3. To act on such other matters that may properly come before the Annual Meeting of Shareholders and any adjournment or postponement thereof.

     Your attention is directed to the Proxy Statement accompanying this Notice for a more complete description of the matters to be acted upon at the Meeting and the voting recommendations of Management. The 2000 Annual Report of Exchange Bancshares, Inc. is also enclosed. Shareholders of record at the close of business on March 15, 2001 are entitled to receive notice of and to vote at the Meeting and any adjournment thereof.

                              By  Order  of  the  Board  of  Directors



                              Marion  Layman
                              Chairman  and  Chief  Executive  Officer

Luckey,  Ohio
April  12,  2001

                                    IMPORTANT

PLEASE VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE TO ILLINOIS STOCK TRANSFER COMPANY, 209 W. JACKSON BLVD. SUITE 903, CHICAGO, ILLINOIS 60606-6905 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU
ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY BY GIVING A WRITTEN NOTICE OR REVOCATION AND VOTE IN PERSON.

                                      PROXY

      PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 16, 2001

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, having received notice of the Annual Meeting of Shareholders of Exchange Bancshares, Inc. to be held at 7:30 p.m. immediately following the 8:30 p.m. dinner for shareholders on Wednesday, May 16, 2001, hereby designates and appoints A. John Moore, Sharon Hoffman and Jeffrey Cross, and each of them with authority to act without the others, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of Common Stock, par value of $5.00 per share, of Exchange Bancshares, Inc. that the undersigned is entitled to vote at such Meeting or at any adjournment thereof, with all the powers the undersigned would possess if personally present, such proxies being directed to vote as specified below and in their discretion on any other business that may properly come before this Meeting.

Proposal  1.          To  elect  the  following  three  (3) nominees of Exchange
Bancshares,  Inc.  to Class     III of the Board of Directors, Joseph R. Hirzel,
Rolland  I.  Huss  and  Marion  Layman.

     ____________FOR  THE  NOMINEES  (EXCEPT  AS  MARKED  BELOW)

     ____________WITHOLD  AUTHORITY  FOR  ONE  OR  MORE  OF  THE  NOMINEES
                 IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY NOMINEE, ENTER THE NAME(S) ON THE FOLLOWING LINE

================================================================================

Proposal  2.          To  ratify  the  selection  of  Dixon,  Francis, Davis and
Company  as  the  Company's     independent certified public accountants for the
fiscal  year  ended  December  31,     2001

     __________FOR     __________AGAINST     __________ABSTAIN

The Board of Directors recommends a vote FOR the election of the named nominees and FOR Proposal 2. Please mark an "X" in one of the spaces provided under each proposal.

THE PROXY WILL BE VOTED: (1) AS DIRECTED ON THE MATTERS LISTED ABOVE (2) IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATIONS WHERE A CHOICE IS NOT SPECIFIED; AND (3) IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Names  of  Persons  Attending  Dinner:

                          The Directors and Officer of

                            EXCHANGE BANCSHARES, INC.

                       cordially invite you to attend our

                      2001 ANNUAL MEETING OF SHAREHOLDERS,

 Wednesday, May 16, 2001 at 7:30 p.m. immediately following the 6:30 p.m. dinner

                              Eastwood High School
                              4900 Sugar Ridge Road
                             Pemberville, Ohio 43450


                             DETACH PROXY CARD HERE
     DETACH  ATTENDANCE  CARD  HERE  AND  MAIL  WITH  PROXY  CARD
The undersigned reserves the right to revoke this Proxy statement prior to the Proxy being voted at the Meeting. The Proxy may be revoked by delivering a signed revocation to the Company at any time prior to the meeting by submitting a later-dated Proxy, or by attending the Meeting in person and casting a ballot. The undersigned hereby revokes any Proxy previously given to vote such shares at the Meeting.



                            Exchange Bancshares, Inc.
                            ------------------------

If you plan to attend the dinner, please check the box below and list the names of those attending the dinner on the reverse side.

Return  this  stub  in  the  enclosed  envelope  with  your  proxy  card/

     Date__________          Signature____________________

     Date__________          Signature____________________

We  plan  to  attend  the  dinner.

Please sign Proxy as your name appears on your stock certificate). JOINT OWNERS SHOULD EACH SIGN PERSONALLY. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title as such.